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                                                                 EXHIBIT 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into the previously filed Registration Statements of Republic Industries, Inc. on Forms S-3 (Registration Nos. 33-61649, 33-62489 and 33-63735) and S-8 (Registration No. 33-93742).


                                                ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
  December 19, 1995.